SHAREHOLDER LETTER


--------------------------------------------------------------------------------
Your Trust's Objective: Franklin Universal Trust seeks to provide high, current income consistent with preservation of capital.
--------------------------------------------------------------------------------

Dear Shareholder:

This annual report for Franklin Universal Trust covers the 12 months ended August 31, 2000.

ECONOMIC OVERVIEW

The Trust's fiscal year began with strong economic growth across the globe, but particularly in the U.S., where gross domestic product (GDP) grew at a 5.7% annualized rate in the third quarter of 1999, followed by an unexpectedly robust 8.3% pace in the fourth quarter. The economy continued its strong growth trend during the first and second quarters of 2000, as GDP increased at 4.8% and 5.6% annualized rates. Concerned that rapid growth, combined with historically low unemployment levels, would lead to inflationary pressures, the Federal Open Market Committee (FOMC) raised the federal funds target rate four times during the reporting period, with the last increase occurring in May when it brought the rate to 6.5%. The Federal Reserve Board's (the Fed's) June and August decisions to hold short-term rates steady, together with a moderate 0.2% increase in July's Consumer Price

CONTENTS

Shareholder Letter .......................................................     1
Performance Summary ......................................................     8
Dividend Reinvestment and
Cash Purchase Plan .......................................................    11
Financial Highlights &
Statement of Investments .................................................    16
Financial Statements .....................................................    23
Notes to
Financial Statements .....................................................    27
Independent
Auditors' Report .........................................................    30
Tax Designation ..........................................................    31


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Trust's Statement of Investments
(SOI). The SOI begins on page 17.

Index, suggest that the economy could be feeling the impact of the most recent rate increases and growth may be slowing to a more sustainable pace.

The financial markets fluctuated wildly in this environment of strong growth and rising interest rates. The Dow Jones(R) Industrial Average (the Dow), Standard & Poor's 500(R) (S&P 500(R)) Composite Index and technology-heavy Nasdaq Composite Index (Nasdaq(R)) all rose in the first quarter of the Trust's fiscal year, ended calendar year 1999 in record territory, then experienced remarkable volatility punctuated by steep plunges in value.(1) For example, the Dow fell 16% from mid-January through February 2000, and the S&P 500 and Nasdaq dropped 11.2% and 34.2% by April 14 from record highs set just weeks earlier.(2) All three indexes enjoyed spring rallies, recovered their losses and were up for the 12 months under review. The benchmark 10-year U.S. Treasury note was similarly volatile, starting the period yielding just under 6.0%, then spiking to a high of 6.8% in January as interest rates notched up, before settling into the 6.2%-6.5% range in May. With signs of less restrictive monetary policy in the offing, a summer bond rally caused yields to retreat further as bond prices increased with renewed investor interest in fixed income securities. By August 31, 2000, the 10-year Treasury note yield stood at 5.7%.

1. The Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The average is found by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted for stock splits, stock dividends, and substitutions of stocks.

The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest companies on the New York Stock Exchange.

The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market(R). The index is market-value weighted and includes over 5,000 companies (as of 8/31/00).

2. Source: Standard & Poor's Micropal. Figures represent percentage change in the Dow Jones Industrial Average between 1/14/00 and 2/25/00, change in the S&P 500 Index between 3/24/00 and 4/14/00, and change in the Nasdaq Composite Index between 3/10/00 and 4/14/00.

The asset classes that make up a majority of the Trust also displayed volatile behavior during this period. At the beginning of the Trust's fiscal year, high yield bonds were showing slightly positive returns, as strong equity markets combined with rapid economic growth resulted in favorable event risk that mostly offset the impact of increasing interest rates. In an environment of favorable event risk, high yield issuers are likely to be able to issue equity or become attractive acquisition targets for higher-quality companies. When equity markets plunged in the spring, high yield issues also fell as risk premiums increased and investors feared that lower stock prices would contribute to an economic slowdown. At the beginning of summer, however, with rate increases apparently finished for the time being and the economy still in good shape, high yield bonds recovered to end the year under review with a return of 2.12% as measured by the CS First Boston Global High Yield Bond Index.(3) Meanwhile, the S&P Electrical Companies Index, representing the asset class that comprises the majority of the Trust's stock holdings, fell 19.41% during the first half of the reporting period as rising interest rates and strong performance by the Nasdaq and other stock indexes dampened investor interest in this traditionally defensive sector.(4) Beginning with the stock market troubles in the spring and later aided by the lack of further Fed rate increases, electric utilities staged a strong rally, rising 35.93% since March 1 to end the Trust's fiscal year up 9.54%. In this volatile environment, the Trust's cumulative total return for the year under review was +3.71% based on the change in net asset value, and -0.40% based on the change in market price on the New York Stock Exchange.(5)

3. Source: Standard & Poor's Micropal (Credit Suisse First Boston). The unmanaged index is constructed to mirror the high yield debt market and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Trust's portfolio.

4. Source: Standard & Poor's Micropal. The S&P Electrical Companies Index is a subsector of the Utilities Sector of the S&P 500. It includes all the companies in the Electrical Companies industry that are in the S&P 500. This index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

[PORTFOLIO BREAKDOWN BARCHART]

                              PORTFOLIO BREAKDOWN
                          Based on Total Market Value
                                    8/31/00

Corporate Bonds ..............................................   58.02%

Utilities Stocks .............................................   27.58%

Misc. Equities & Preferred Stocks ............................    5.41%

Foreign Government U.S. Dollar-Denominated Bonds .............    4.94%

Natural Resources Equities & Preferred Stocks ................    1.40%

Convertible Bonds ............................................    1.29%

Foreign Government Agencies ..................................    0.19%

Cash & Equivalents ...........................................    1.17%


SECTOR DISCUSSIONS
CONSUMER SERVICES - CABLE

The cable sector's fixed income securities remained favorable investments throughout most of the Trust's fiscal year, both domestically and in the international arena. Recent cable industry consolidation brought economies of scale and newly realized business advantages to its leading participants. In addition, new services such as digital cable and cable modems for Internet access provided growth opportunities. We sought to take advantage of the high yield market's technical weakness at certain points of the reporting period by adding to our position in Charter Communications and by establishing a position in Century Communications. Both companies are large, domestic cable operators that we believe offer an attractive mix of growth opportunities and a defensive, non-cyclical nature.

TELECOMMUNICATIONS - WIRELESS

With wireless penetration (number of users) in the U.S. increasing, we continued to search for the sector's attractive investment opportunities. Penetration was 31% on December 31, 1999, and growth has accelerated since then. As price competition declined, the industry experienced fairly stable average revenues-per-unit during most of the review period, enhancing the sector's appeal. We purchased the bonds of Nextel Partners, an affiliate of Nextel Communications, and VoiceStream Wireless. VoiceStream subsequently announced that it was being acquired by Deutsche Telecom, a large, investment grade competitor. As wireless use proliferates, the industry needs more transmitters, which must be located on tall buildings or towers. Consequently, the towers segment of the wireless industry is capitalizing on the same trends as the wireless communication companies. The Trust added to its investment in Crown Castle, a leading tower operator, in an effort to take advantage of this growth opportunity.


5. Indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Trust's portfolio.


GAMING

With stronger-than-expected results in Las Vegas, plus solid riverboat performance, the gaming sector was one of the best performers in the high yield bond universe and the Trust for the 12-month period. The gaming industry offers stable operating results and strong cash flow generation, all backed by hard asset protection. We increased our gaming sector exposure by purchasing the bonds of Park Place Entertainment, the second-largest gaming operator in the country. Park Place Entertainment combines a large, diversified operating base with what we believe to be strong deleveraging potential and one of the best management teams in the industry.

TELECOMMUNICATIONS

The macroeconomic trends driving the telecommunications sector remained strong. Furthermore, deregulation, growing use of computer networks and the rapid increase in the use of web-based data and databases combined to present tremendous future growth opportunities. In the context of volatile capital markets of the past 12 months, the Trust focused its investments on those companies with strong liquidity and proven access to capital. We added to our positions in PSI Net, a play on the growth of the Internet, and Williams Communications. Williams carries much of SBC Communications' long-haul traffic and is benefiting from the recent FCC decision to allow SBC to sell long-distance telephone service in Texas.



TOP 10 HOLDINGS

Based on Total Market Value
8/31/00 vs. 8/31/99

8/31/00
--------------------------------------------------------------------------------
Republic of Brazil                                                        2.70%

Duke Energy Corp.                                                         2.33%

Southern Co.                                                              2.16%

Millicom International
Cellular SA                                                               1.85%

FPL Group Inc.                                                            1.84%

Avecia Group                                                              1.75%

TXU Corp.                                                                 1.71%

Williams Communications                                                   1.67%

Consolidated
Container Co. LLC                                                         1.58%

Level 3 Communications                                                    1.48%


8/31/99
--------------------------------------------------------------------------------
Texas Utilities Co.                                                       2.47%

Dominion Resources                                                        2.24%

Southern Co.                                                              1.82%

Duke Energy Corp.                                                         1.67%

Nextel Communications Inc.                                                1.63%

ZSC Specialty Chemicals PLC                                               1.61%

Magnum Hunter
Resources Inc.                                                            1.53%

Edison International                                                      1.52%

Consolidated Container
Co. LLC                                                                   1.47%

Millicom International
Cellular SA                                                               1.38%

ELECTRIC UTILITIES

The performance of our electric utility stock portfolio was beneficial during the 12-month period, especially after the sector's stocks bottomed out in early March. As mentioned, the S&P Electrical Companies Index returned 9.54% for the year ended August 31, but the return from March 10 through August 31 registered 42.66%, making up most of the index's positive performance. The turning point for this group's performance coincided with peaking prices on the Nasdaq Stock Market, as investor sentiment shifted toward the utilities sector due to its historically low valuations and high relative yields compared to the overall market. In addition, opportunities derived from electric industry deregulation drove recent earnings growth increases. We anticipated this higher growth, as stated in prior reports to our shareholders, and were pleased to see it beginning to reach fruition. During the Trust's fiscal year, we acquired new positions in two companies that we found leading the charge into electric deregulation due to their experience gained from gas deregulation: Dynegy and Enron. We believe the electric industry will continue to see improving earnings prospects and provide significant value relative to other equity investments.

WHAT'S AHEAD

The outlook for the U.S. economy remains positive, despite the volatility of the year under review. The Fed's rate increases over 1999 and so far in 2000 appear to have kept inflation at bay without halting economic growth. A strong domestic economy, combined with solid corporate earnings fundamentals and low inflation, should provide a favorable environment for the Trust's major asset classes. With the major stock indexes displaying unprecedented volatility, some investors may consider diversifying their portfolios to include income-producing securities such as those held in the Trust. Should this happen, the price of the Trust's underlying securities could benefit. Meanwhile, both high yield bonds and utility stock valuations remain attractive on a historical basis, providing the Trust with attractive investment opportunities for the near future.

Sincerely,



/s/ Christopher Molumphy

Christopher Molumphy
Senior Portfolio Manager
Franklin Universal Trust


/s/ Glenn I. Voyles

Glenn I. Voyles
Portfolio Manager

Franklin Universal Trust


This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Trust. Our strategies and the Trust's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

ONE-YEAR PERFORMANCE SUMMARY
AS OF 8/31/00

Distributions will vary based on earnings of the Trust's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Trust's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Trust's dividend reinvestment and cash purchase plan.

One-Year Total Return               +3.71% (Based on change in Net Asset Value)
                                    -0.40% (Based on change in Market Price)
Net Asset Value (NAV)               $8.21 (8/31/00)          $8.91 (8/31/99)
Change in NAV                       -$0.70
Market Price (NYSE)                 $7.688 (8/31/00)         $8.688 (8/31/99)
Change in Market Price              -$1.000
Distributions (9/1/99 - 8/31/00)    Dividend Income          $0.8040
                                    Short-Term Capital Gain  $0.0573
                                    --------------------------------
                                    Total                    $0.8613





ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                       INCEPTION
                                       1-YEAR     5-YEAR    10-YEAR    (9/23/88)
--------------------------------------------------------------------------------
Cumulative Total Return(1)
 Based on change in NAV                +9.47%    +45.37%    +274.38%    +229.00%
 Based on change in market price       +3.41%    +45.35%    +296.39%    +180.80%

Average Annual Total Return(1)
 Based on change in NAV                +9.47%    +7.77%     +14.11%     +10.42%

 Based on change in market price       +3.41%    +7.77%     +14.77%     +8.97%



AS OF 8/31/00
Distribution Rate(2)    10.46%


1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

2. Distribution rate is based on an annualization of the Trust's current 6.7 cent ($0.0670) per share monthly dividend and the NYSE closing price of $7.688 on August 31, 2000.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Trust invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.



              Past performance does not guarantee future results.

PORTFOLIO OPERATIONS

CHRISTOPHER MOLUMPHY

Senior Portfolio Manager
Franklin Advisers, Inc.
--------------------------------------------------------------------------------

Christopher Molumphy earned his Bachelor of Arts degree in economics from Stanford University and his master's degree in finance from the University of Chicago. He has been with Franklin Advisers, Inc. since 1988. Mr. Molumphy is a Chartered Financial Analyst and a member of several securities industry associations. He has managed Franklin Universal Trust since 1991.


GLENN I. VOYLES

Portfolio Manager
Franklin Advisers, Inc.
--------------------------------------------------------------------------------

Glenn Voyles is a Chartered Financial Analyst and holds a Bachelor of Arts degree in economics from Stanford University. He joined Franklin Templeton in 1993. He is a member of Security Analysts of San Francisco (SASF) and the Association for Investment Management and Research (AIMR).


ANNUAL MEETING OF SHAREHOLDERS


At an Annual Meeting of Shareholders of Franklin Universal Trust (the "Fund") held on May 9, 2000, shareholders approved the following:

1.   Regarding the election of the nominees for Trustees:

                                                           WITHHELD     BROKER
                         SHARES FOR      SHARES AGAINST   OR ABSTAIN    NON VOTE
--------------------------------------------------------------------------------
Frank H. Abbott         23,199,519.632        0            673,622.078      1
Harris J. Ashton        23,256,165.654        0            616,976.056      1
S. Joseph Fortunato     23,261,199.654        0            611,942.056      1
Edward B. Jamieson      23,258,671.840        0            614,469.870      1
Charles B. Johnson      23,256,904.654        0            616,237.056      1
Rupert H. Johnson, Jr.  23,281,944.286        0            591,197.424      1
Frank W. T. LaHaye      23,241,071.355        0            632,070.355      1
Gordon S. Macklin       23,236,433.534        0            636,708.176      1

2. Regarding the ratification of the selection of PricewaterhouseCoopers LLP, as independent auditors of the Fund for the fiscal year ending August 31, 2000:

                                                      WITHHELD           BROKER
 SHARES FOR                 SHARES AGAINST           OR ABSTAIN         NON VOTE
--------------------------------------------------------------------------------
23,273,056.261                145,011.616            455,074.833            0

3. Regarding granting the proxy holders the authority to vote upon any other business that may legally come before the Meeting:

                                                      WITHHELD           BROKER
 SHARES FOR                 SHARES AGAINST           OR ABSTAIN         NON VOTE
--------------------------------------------------------------------------------
22,554,726.792              517,141.889              801,273.029          1

DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN


The Trust's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Trust. The Plan also allows you to purchase additional shares of the Trust by making voluntary cash payments. PNC Bank, N.A. (the "Plan Agent"),
Attn: Franklin Universal Trust, P.O. Box 8950, 400 Bellevue Parkway, Wilmington, Delaware 19809, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Trust's Dividend Reinvestment and Cash Purchase Plan Brochure. A copy of that Brochure may be obtained from the Trust at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Trust declares a dividend or capital gain distribution payable either in cash or in stock of the Trust and the market price of shares on the valuation date equals or exceeds the net asset value, the Trust will issue new shares to you at the higher of net asset value or 95% of the then current market price. If the market price is lower than net asset value and if dividends or capital gain distributions are payable only in cash, then you will receive shares purchased on the New York Stock Exchange or otherwise on the open market. If the price exceeds the net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed the net asset value, resulting in fewer shares being acquired than if the Trust had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places. The Trust will not issue shares under the Plan at a price below net asset value.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Trust. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to PNC Bank, N.A. and sent to PNC Bank, N.A., Attn: Franklin Universal Trust, P.O. Box 8950, 400 Bellevue Parkway, Wilmington, Delaware 19809.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Trust which are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 5th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. Under no circumstances will interest be paid on your funds held by the Plan Agent. Accordingly, you should send any voluntary cash payments that you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Trust. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, if the Trust issues new shares, shareholders receiving such shares generally will be treated as having a distribution equal to the market value of the shares received, and if shares are purchased on the open market, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Trust does not issue new shares in connection with voluntary cash payments. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value at the time the Plan Agent purchases the additional shares, you will receive shares at a price greater than the net asset value.

You will receive a monthly account statement from the Plan Agent showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan without penalty at any time by notifying the Plan Agent, in writing, at the address above. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Trust or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Trust.

FRANKLIN UNIVERSAL TRUST

Financial Highlights

                                                                                    YEAR ENDED AUGUST 31,
                                                                -------------------------------------------------------------------
                                                                 2000         1999           1998            1997           1996
                                                                -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................              $8.91           $9.28        $10.20          $9.53          $9.36
                                                                -------------------------------------------------------------------
Income from investment operations:
 Net investment income(b) ..........................                .81             .82           .85            .86            .82
 Net realized and unrealized gains (losses) ........               (.65)           (.35)         (.63)           .65            .20
                                                                -------------------------------------------------------------------
Total from investment operations ...................                .16             .47           .22           1.51           1.02
                                                                -------------------------------------------------------------------
Less distributions from:
 Net investment income .............................               (.80)           (.84)         (.80)          (.83)          (.85)
 Net realized gains ................................               (.06)             --          (.34)          (.01)            --
                                                                -------------------------------------------------------------------
Total distributions ................................               (.86)           (.84)        (1.14)          (.84)          (.85)
                                                                -------------------------------------------------------------------
Net asset value, end of year .......................              $8.21           $8.91         $9.28         $10.20          $9.53
                                                                ===================================================================
Market value, end of year(a) .......................             $7.688          $8.688        $9.250         $9.500         $9.125
                                                                ===================================================================
Total return (based on market value per share) .....              (.40%)          2.95%         9.40%         14.00%         12.84%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................           $220,742        $239,537      $248,419       $273,173       $255,200

Ratios to average net assets:
 Expenses ..........................................              3.15%           2.92%         2.63%          2.72%          2.80%
 Net investment income .............................              9.92%           8.86%         8.29%          8.74%          8.56%
Portfolio turnover rate ............................             29.59%          31.62%        36.66%         51.48%         19.24%
Total debt outstanding at end of year (000's) ......            $75,000         $75,000       $75,000        $74,987        $74,974
Asset coverage per $1,000 of debt ..................             $3,948          $4,194        $4,312         $4,643         $4,404
Average amount of notes per share during the year ..              $2.79           $2.79         $2.80          $2.80          $2.80

(a) Based on the last sale on the New York Stock Exchange.

(b) Based on average shares outstanding effective year ended August 31, 1999.


                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000

                                                                                                          SHARES,
                                                                                                          WARRANTS
                                                                                        COUNTRY          & RIGHTS           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS, WARRANTS AND RIGHTS 39.2%
   CONSUMER NON-DURABLES 1.0%
   Nabisco Group Holdings Corp. ..............................................        United States         54,000        $1,515,375
   R.J. Reynolds Tobacco Holdings Inc. .......................................        United States         18,000           645,750
                                                                                                                           ---------
                                                                                                                           2,161,125
                                                                                                                           ---------
   CONSUMER SERVICES
   Marriott International Inc., A ............................................        United States          1,504            59,408
                                                                                                                           ---------
   ENERGY MINERALS 1.2%
(a)Abraxas Petroleum Corp. ...................................................        United States        196,740           713,183
(a)Abraxas Petroleum Corp., rts., 11/01/04 ...................................        United States        196,740            98,370
   Devon Energy Corp. ........................................................        United States          3,286           192,419
(a)McMoRan Exploration Co. ...................................................        United States          1,800            18,675
   Ultramar Diamond Shamrock Corp. ...........................................        United States         66,600         1,560,938
                                                                                                                           ---------
                                                                                                                           2,583,585
                                                                                                                           ---------

   INDUSTRIAL SERVICES 2.9%
   Dynegy Inc. ...............................................................        United States         71,500         3,217,500
   Enron Corp. ...............................................................        United States         28,815         2,445,673
(a)R&B Falcon Corp., 144A, wts., 5/01/09 .....................................        United States          1,250           812,500
                                                                                                                           ---------
                                                                                                                           6,475,673
                                                                                                                           ---------

   NON-ENERGY MINERALS .3%
   AngloGold Ltd., ADR .......................................................        South Africa          30,446           603,211
   Freeport-McMoRan Copper & Gold Inc., A ....................................        United States          4,500            42,750
(a)Gulf States Steel Inc., wts., 4/15/03 .....................................        United States          4,000                 4
                                                                                                                           ---------
                                                                                                                             645,965
                                                                                                                           ---------

   PROCESS INDUSTRIES .1%
(a)Gaylord Container Corp., wts., 11/01/02 ...................................        United States         46,137           138,411
                                                                                                                           ---------

   PRODUCER MANUFACTURING .1%
(a)Harvard Industries Inc. ...................................................        United States        109,618           328,854
                                                                                                                           ---------

   TELECOMMUNICATIONS 3.8%
   AT&T Corp .................................................................        United States        125,000         3,937,500
   Bellsouth Corp ............................................................        United States         81,200         3,029,775
(a)Loral Space & Communications Ltd., wts., 1/15/07 ..........................        United States          5,000            18,229
(a)Poland Telecom Finance, 144A, wts., 12/01/07 ..............................           Poland              3,000                38
   Verizon Communications ....................................................        United States         30,500         1,330,563
                                                                                                                           ---------
                                                                                                                           8,316,105
                                                                                                                           ---------
   UTILITIES 29.8%
   Allegheny Energy Inc. .....................................................        United States         30,000         1,076,250
   American Electric Power Co. Inc. ..........................................        United States         60,000         2,115,000
   CMS Energy Corp. ..........................................................        United States         12,900           337,013
   Constellation Energy Group Inc. ...........................................        United States         94,500         3,614,625
   Dominion Resources Inc. ...................................................        United States         70,000         3,710,000
   DTE Energy Co. ............................................................        United States        100,000         3,475,000
   Duke Energy Corp. .........................................................        United States         90,000         6,733,125
   Florida Progress Corp. ....................................................        United States         50,000         2,593,750
   FPL Group Inc. ............................................................        United States        100,000         5,337,500


FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                                                          SHARES,
                                                                                                          WARRANTS
                                                                                        COUNTRY          & RIGHTS           VALUE
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS, WARRANTS AND RIGHTS (CONT.)
UTILITIES (CONT.)
Montana Power Co. .........................................................        United States           80,000         $2,885,000
Northwestern Corp. ........................................................        United States           81,300          1,768,275
PECO Energy Co. ...........................................................        United States           70,000          3,373,125
PG&E Corp. ................................................................        United States           70,000          2,025,625
Pinnacle West Capital Corp. ...............................................        United States           65,000          2,677,188
Reliant Energy Inc. .......................................................        United States           96,200          3,571,425
Southern Co. ..............................................................        United States          208,800          6,250,950
TXU Corp. .................................................................        United States          141,500          4,943,656
Unicom Corp. ..............................................................        United States           66,000          3,015,375
Utilicorp United Inc. .....................................................        United States          158,000          3,762,375
Xcel Energy Inc. ..........................................................        United States          104,470          2,618,279
                                                                                                                          ----------
                                                                                                                          65,883,536
                                                                                                                          ----------
TOTAL COMMON STOCKS, WARRANTS AND RIGHTS (COST $68,242,656) ...............                                               86,592,662
                                                                                                                          ----------


PREFERRED STOCKS 3.3%
CONSUMER SERVICES 1.6%
Sinclair Capital, 11.625%, pfd ............................................        United States           40,000          3,600,000
                                                                                                                          ----------
INDUSTRIAL SERVICES .9%
R&B Falcon Corp., 13.875%, pfd., PIK ......................................        United States            1,487          1,836,791
                                                                                                                          ----------
PROCESS INDUSTRIES .8%
Asia Pulp & Paper Co. Ltd., 12.00%, 2/15/04 ...............................        Indonesia            4,000,000          1,810,000
                                                                                                                          ----------
TOTAL PREFERRED STOCKS (COST $9,438,293) ..................................                                                7,246,791
                                                                                                                          ----------
CONVERTIBLE PREFERRED STOCKS 2.6%
CONSUMER SERVICES .8%
MediaOne Group Inc., 7.00%, cvt. pfd ......................................        United States           44,400          1,798,200
                                                                                                                          ----------
REAL ESTATE INVESTMENT TRUST .7%
Archstone Communities Trust, $1.75, cvt. pfd., A                                   United States           45,000          1,513,125
                                                                                                                          ----------
UTILITIES 1.1%
Utilicorp United Inc., 9.75%, cvt. pfd ....................................        United States           91,000          2,405,813
                                                                                                                          ----------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $5,332,475) ......................                                                5,717,138
                                                                                                                          ----------


                                                                                                         PRINCIPAL
                                                                                                          AMOUNT(d)
                                                                                                         ----------
 BONDS 84.6%
 COMMERCIAL SERVICES 2.4%
(c)AmeriServe Food Distribution Inc., senior note, 8.875%, 10/15/06 ..........       United States        $1,000,000          45,000
(c)AmeriServe Food Distribution Inc., senior sub. note,10.125%, 7/15/07 ......       United States         2,700,000          67,500
   Fleming Cos. Inc., senior sub. note, B, 10.50%, 12/01/04 ..................       United States         3,025,000       2,777,706
   Intertek Finance PLC, senior sub. note, B, 10.25%, 11/01/06 ...............       United Kingdom        2,800,000       2,450,000
                                                                                                                          ----------
                                                                                                                           5,340,206
                                                                                                                          ----------

  CONSUMER DURABLES 1.2%
  E&S Holdings Corp., senior sub. note, B, 10.375%, 10/01/06 .................       United States         1,750,000         743,750
  Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 ..........       United States         3,500,000       1,820,000
                                                                                                                          ----------
                                                                                                                           2,563,750
                                                                                                                          ----------

FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                                                           PRINCIPAL
                                                                                            COUNTRY         AMOUNT(D)        VALUE
------------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   CONSUMER NON-DURABLES 1.2%
   Packaged Ice Inc., senior sub. note, B, 9.75%, 2/01/05 ............................    United States      $800,000       $708,000

   Premier International Foods, senior note, 12.00%, 9/01/09 .........................    United States     2,000,000      1,690,000
(c)Specialty Retailers Inc., senior note, B, 8.50%, 7/15/05 ..........................    United States     2,000,000        210,000
                                                                                                                          ----------
                                                                                                                           2,608,000
                                                                                                                          ----------

   CONSUMER SERVICES 20%
   Advantica Restaurant Group, senior note, 11.25%, 1/15/08 ..........................    United States     1,598,325      1,022,928

   AMFM Inc., senior note, 8.00%, 11/01/08 ...........................................    United States     2,000,000      2,002,500
   AMFM Inc., senior sub. note, B, 8.75%, 6/15/07 ....................................    United States     2,000,000      2,050,000
(b)Atherton Franchise Capital, LP, 11.00%, 5/01/06 ...................................    United States     1,352,546      1,095,563
   Century Communications Corp., B, senior disc. note, 1/15/08 .......................    United States     5,000,000      2,100,000

   Charter Communications Holdings LLC, senior disc. note, zero cpn.
   to 4/01/04, 9.92%  thereafter, 4/01/11 ............................................    United States     5,750,000      3,478,750
   Charter Communications Holdings LLC, senior note, zero cpn.
   to 1/15/05, 11.75% thereafter, 1/15/10 ............................................    United States     1,750,000      1,058,750
   CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 ..............................    United States     3,000,000      3,075,000

   Diamond Holdings PLC, senior note, 9.125%, 2/01/08 ................................    United Kingdom    3,000,000      2,835,000

   Family Restaurant Inc., senior note, 9.75%, 2/01/02 ...............................    United States     2,000,000        410,000

   Fox/Liberty Networks LLC, senior disc. note, zero cpn. to 8/15/02, 9.75%
   thereafter, 8/15/07 ...............................................................    United States     4,000,000      3,330,000
   Hollinger International Inc., senior sub. note, 9.25%, 2/01/06 ....................    United States     1,000,000      1,010,000
   Horseshoe Gaming Holding Corp., senior sub. note, 8.625%, 5/15/09 .................    United States     4,000,000      3,920,000
   LIN Holdings Corp., senior disc. note, zero cpn. to 3/01/03,
   10.00% thereafter, 3/01/08 ........................................................    United States     2,000,000      1,390,000
   Lodgian Finance Corp., 12.25%, 7/15/09 ............................................    United States     4,000,000      3,420,000
   Park Place Entertainment, 9.375%, 2/15/07 .........................................    United States     4,000,000      4,120,000
   Regal Cinemas Inc., senior sub. note, 9.50%, 6/01/08 ..............................    United States     3,000,000        270,000

   Six Flags Entertainment Corp., senior unsecured note, 8.875%, 4/01/06 .............    United States     2,250,000      2,137,500
   Telewest Communications PLC, 144A, zero cpn. to 2/01/05,11.375% thereafter, 2/01/10    United Kingdom    3,500,000      1,960,000
   Telewest Communications PLC, senior disc. note, zero cpn. to 4/15/04,
   9.25% thereafter, 4/15/09 .........................................................    United Kingdom    1,500,000        855,000
   United Pan-Europe Communications NV, senior disc. note, zero cpn. to 8/01/04,
   12.50% thereafter, 8/01/09 ........................................................    Netherlands       5,250,000      2,493,750
                                                                                                                          ----------
                                                                                                                          44,034,741
                                                                                                                          ----------

   ELECTRONIC TECHNOLOGY .8%
   Amkor Technology Inc., cvt., 144A, 5.00%, 3/15/07 .................................    United States     2,000,000      1,772,500
                                                                                                                          ----------
   ENERGY MINERALS 2.7%
   Abraxas Petroleum Corp., senior note, D, 11.50%, 11/01/04 .........................    United States     2,310,000      2,032,800
   P&L Coal Holdings Corp., senior note, B, 8.875%, 5/15/08 ..........................    United States       500,000        493,750
   P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 .....................    United States     3,500,000      3,456,250
                                                                                                                          ----------
                                                                                                                           5,982,800
                                                                                                                          ----------

   FINANCE 1.3%
   Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06 .............................    United States     2,900,000      2,950,750
                                                                                                                          ----------

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                                                         PRINCIPAL
                                                                                         COUNTRY           AMOUNT(d)        VALUE
------------------------------------------------------------------------------------------------------------------------------------
BONDS (CONT.)
 GOVERNMENT BONDS 6.5%

 Republic of Brazil, 12.75%, 1/15/20 .............................................        Brazil          $8,000,000      $7,830,000
 Republic of Bulgaria, FRN, 7.063%, 7/28/11 ......................................       Bulgaria          4,000,000       3,250,000
 United Mexican States, 11.375%, 9/15/16 .........................................        Mexico           2,750,000       3,231,250
                                                                                                                          ----------
                                                                                                                          14,311,250
                                                                                                                          ----------

 HEALTH SERVICES 2.0%
 HCA-The Healthcare Co., 8.75%, 9/01/10 ..........................................     United States       1,500,000       1,519,115
 Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 .................     United States       2,300,000       1,334,000
 Omnicare Inc., cvt. sub. deb., 5.00%, 12/01/07 ..................................     United States       1,500,000       1,091,250
(c)Vencor Operating Inc., senior sub. note, 9.875%, 5/01/05 ......................     United States       3,200,000         384,000
                                                                                                                          ----------
                                                                                                                           4,328,365
                                                                                                                          ----------

 INDUSTRIAL SERVICES 4.3%
 Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 ................     United States       3,700,000       3,357,750
 Great Lakes Dredge & Dock Corp., senior sub. note, 11.25%, 8/15/08 ..............     United States         500,000         494,375
 R&B Falcon Corp., senior note, 12.25%, 3/15/06 ..................................     United States       1,400,000       1,652,000
 RBF Finance Co., senior note, 11.375%, 3/15/09 ..................................     United States       1,200,000       1,368,000
 Universal Compression Inc., senior disc. note, zero cpn. to 2/15/03, 9.875%
 thereafter, 2/15/08 .............................................................     United States       3,550,000       2,680,250
                                                                                                                          ----------
                                                                                                                           9,552,375
                                                                                                                          ----------

 NON-ENERGY MINERALS 3.2%
 LTV Corp., senior note, 8.20%, 9/15/07 ..........................................     United States       2,050,000       1,445,250
 Ormet Corp., senior secured note, 144A, 11.00%, 8/15/08 .........................     United States       4,000,000       3,640,000
 Sheffield Steel Corp., first mortgage, B, 11.50%, 12/01/05 ......................     United States       2,000,000       1,190,000
 Trizec Hahn Corp., cvt. senior deb., 3.00%, 1/29/21 .............................        Canada           1,500,000         885,000
                                                                                                                          ----------
                                                                                                                           7,160,250
                                                                                                                          ----------

 PROCESS INDUSTRIES 10.9%
 Anchor Glass, first mortgage, 11.25%, 4/01/05 ...................................     United States       4,200,000       3,171,000
 Avecia Group PLC, senior notes, 11.00%, 7/01/09 .................................     United Kingdom      5,000,000       5,062,500
 Consolidated Container Co. LLC, senior note, 10.125%, 7/15/09 ...................     United States       4,500,000       4,567,500
 Container Corp. of America, senior note, A, 9.75%, 4/01/03 ......................     United States       3,000,000       3,022,500
 Georgia Gulf Corp., senior sub. note, 10.375%, 11/01/07 .........................     United States       2,000,000       2,085,000
 Huntsman ICI Chemicals, zero cpn., 12/31/09 .....................................     United States       7,500,000       2,625,000
 Lyondell Chemical Co., senior secured notes, 9.875%, 5/01/07 ....................     United States       1,850,000       1,868,500
 Pindo Deli Finance Mauritius, senior note, 11.75%, 10/01/17 .....................       Indonesia         3,000,000       1,657,500
                                                                                                                          ----------
                                                                                                                          24,059,500
                                                                                                                          ----------

 PRODUCER MANUFACTURING 3.8%
 Derlan Industries Ltd., senior note, 10.00%, 1/15/07 ............................         Canada          1,165,000       1,112,575

 Nortek Inc., senior note, B, 9.125%, 9/01/07 ....................................     United States       2,000,000       1,910,000
 Nortek Inc., 8.875%, 8/01/08 ....................................................     United States       1,000,000         935,000
 Talon Automotive Group Inc., senior sub. note, B, 9.625%, 5/01/08 ...............     United States       2,250,000         911,250
 Terex Corp., 8.875%, 4/01/08 ....................................................     United States       1,000,000         940,000
 Terex Corp., senior sub. note, 8.875%, 4/01/08 ..................................     United States       2,650,000       2,491,000
                                                                                                                          ----------
                                                                                                                           8,299,825
                                                                                                                          ----------

FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                                                         PRINCIPAL
                                                                                           COUNTRY         AMOUNT(d)        VALUE
------------------------------------------------------------------------------------------------------------------------------------
BONDS (CONT.)

TECHNOLOGY SERVICES .3%
Anacomp Inc., senior sub. note, D, 10.875%, 4/01/04 .................................    United States    $3,100,000    $    759,500
                                                                                                                         -----------
TELECOMMUNICATIONS 21.8%

Call-Net Enterprises Inc., senior note, 9.375%, 5/15/09 .............................        Canada        3,750,000       2,137,500
Crown Castle International Corp., senior disc. note, zero cpn. to 8/01/04,
 11.25% thereafter, 8/01/11 .........................................................    United States     6,000,000       3,960,000
Dobson/Sygnet Communications Co., senior note, 12.25%, 12/15/08 .....................    United States     4,000,000       4,100,000
Intermedia Communications Inc., senior disc. note, B, zero cpn. to 7/15/02,
 11.25% thereafter, 7/15/07 .........................................................    United States     5,000,000       3,175,000
Level 3 Communications Inc., zero cpn to 12/01/03,10.50% thereafter, 2/01/08 ........    United States     7,000,000       4,287,500
Loral Space and Communications Ltd., senior disc. note, zero cpn. to 1/15/02,
 12.50% thereafter, 1/15/07 .........................................................    United States     5,000,000       2,025,000
Metrocall Inc., senior sub. note, 9.75%, 11/01/07                                        United States     4,000,000       2,870,000
Millicom International Cellular SA, senior disc. note, zero cpn. to 6/01/01,
 13.50% thereafter, 6/01/06 .........................................................      Luxembourg      6,000,000       5,370,000
Nextel Communications Inc., senior disc. note, zero cpn. to 2/15/03, 9.95%
 thereafter, 2/15/08 ................................................................    United States     5,000,000       3,825,000
Nextel Partners Inc., 144A, 11.00%, 3/15/10 .........................................    United States     1,500,000       1,500,000
NEXTLINK Communications Inc., senior note, 9.625%, 10/01/07 .........................    United States     2,000,000       1,850,000
NEXTLINK Communications Inc., senior note, 9.00%, 3/15/08 ...........................    United States     2,000,000       1,795,000
Poland Telecom Finance, senior note, B, 14.00%, 12/01/07 ............................    Poland            3,000,000         457,500
PSINet Inc., senior note, 10.50%, 12/01/06 ..........................................    United States       700,000         607,250
PSINet Inc., senior note, 11.00%, 8/01/09 ...........................................    United States     3,250,000       2,811,250
Voicestream Wireless Corp., senior disc. note, zero cpn. to 11/15/04, 11.875%
 thereafter, 11/15/09 ...............................................................    United States     3,500,000       2,537,500
Williams Communications, Group Inc., senior note, 10.875%, 10/01/09 .................    United States     5,000,000       4,837,500
                                                                                                                         -----------
                                                                                                                          48,146,000
                                                                                                                         -----------
TRANSPORTATION 1.0%
American Commercial Lines LLC, senior note B, 10.25%, 6/30/08 .......................    United States     2,500,000       2,137,500
                                                                                                                         -----------

UTILITIES 1.2%
AES Corp., senior note, 9.50%, 6/01/09 ..............................................    United States     2,000,000       2,030,000
ESCOM, E168, utility deb., 11.00%, 6/01/08 ..........................................    South Africa     4,350,000 ZAR      540,436
                                                                                                                         -----------
                                                                                                                           2,570,436
                                                                                                                         -----------

TOTAL BONDS (COST $226,059,813) .....................................................                                    186,577,748
                                                                                                                         -----------
TOTAL LONG TERM INVESTMENTS (COST $309,073,237) .....................................                                    286,134,339
                                                                                                                         -----------

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                                                        PRINCIPAL
                                                                                                          AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
(e)REPURCHASE AGREEMENT 1.5%
   Joint Repurchase Agreement, 6.603%, 09/01/00 (Maturity Value $3,397,207) (COST $3,396,584) ....     $   3,396,584   $  3,396,584
   Barclays Capital Inc.
   Bear, Stearns & Co. Inc.
   Chase Securities Inc.
   Donaldson, Lufkin & Jenrette Securities Corp.
   Dresdner Kleinwort Benson, North America LLC
   Lehman Brothers Inc.
   Nesbitt Burns Securities Inc.
   Paine Webber Inc.
   Paribas Corporation
   Societe Generale
   UBS Warburg
                                                                                                                       ------------
   TOTAL INVESTMENTS (COST $312,469,821) 131.2% ..................................................                      289,530,923
   OTHER ASSETS, LESS LIABILITIES (31.2%) ........................................................                      (68,789,180)
                                                                                                                        -----------
   NET ASSETS 100.0% .............................................................................                     $220,741,743
                                                                                                                        ===========


CURRENCY ABBREVIATION:

ZAR - South African Rand


(a) Non-income producing.

(b) See Note 8 regarding restricted securities.

(c) See Note 7 regarding defaulted securities.

(d) The principal amount is stated in U.S. dollars unless otherwise indicated.

(e) Investment is through participation in a joint account with other funds managed by the investment advisor. At August 31, 2000, all repurchase agreements had been entered into on that date.




                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2000

Assets:
 Investments in securities, at value (cost $312,469,821) .............................................                $ 289,530,923
 Receivables:
  Investment securities sold .........................................................................                    1,751,944
  Dividends and interest .............................................................................                    4,689,399
 Notes issuance costs (Note 3) .......................................................................                      119,412
                                                                                                                      -------------
      Total assets ...................................................................................                  296,091,678
                                                                                                                      -------------
Liabilities:
 Payables:
  Affiliates .........................................................................................                      205,210
  Notes (Note 3) .....................................................................................                   75,000,000
 Other liabilities ...................................................................................                      144,725
                                                                                                                      -------------
      Total liabilities ..............................................................................                   75,349,935
                                                                                                                      -------------
       Net assets, at value ..........................................................................                $ 220,741,743
                                                                                                                      =============
 Net assets consist of:
 Undistributed net investment income .................................................................                $   5,017,339
 Net unrealized depreciation .........................................................................                  (22,939,042)
 Accumulated net realized loss .......................................................................                   (9,309,807)
 Capital shares ......................................................................................                  247,973,253
       Net assets, at value ..........................................................................                $ 220,741,743
                                                                                                                      =============
Net asset value per share ($220,741,743 / 26,897,361 shares outstanding) .............................                $        8.21
                                                                                                                      =============

                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Financial Statements (continued)

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2000

Investment income:
 Dividends ............................................................................................                $  4,775,878
 Interest .............................................................................................                  24,046,276
                                                                                                                       ------------
      Total investment income .........................................................................                  28,822,154
                                                                                                                       ------------
Expenses:
 Management fees (Note 4) .............................................................................                   2,220,927
 Transfer agent fees ..................................................................................                     116,079
 Custodian fees .......................................................................................                       3,455
 Reports to shareholders ..............................................................................                      12,569
 Professional fees ....................................................................................                      36,426
 Trustees' fees and expenses ..........................................................................                      15,387
 Amortization of note issuance costs (Note 3) .........................................................                      39,913
 Other ................................................................................................                      47,906
                                                                                                                       ------------
  Expenses before interest expense ....................................................................                   2,492,662
  Interest expense (Note 3) ...........................................................................                   4,455,000
                                                                                                                       ------------
      Total expenses ..................................................................................                   6,947,662
                                                                                                                       ------------
       Net investment income ..........................................................................                  21,874,492
                                                                                                                       ------------
Realized and unrealized losses:
 Net realized loss from:
  Investments .........................................................................................                  (5,570,041)
  Foreign currency transactions .......................................................................                      (3,487)
                                                                                                                       ------------
      Net realized loss ...............................................................................                  (5,573,528)
Net unrealized depreciation on:

  Investments .........................................................................................                 (11,929,331)
  Translation of assets and liabilities denominated in foreign currencies .............................                        (222)
                                                                                                                       ------------
      Net unrealized depreciation .....................................................................                 (11,929,553)
                                                                                                                       ------------
Net realized and unrealized loss ......................................................................                 (17,503,081)
                                                                                                                       ------------
Net increase in net assets resulting from operations ..................................................                $  4,371,411
                                                                                                                       ============







                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED AUGUST 31, 2000 AND 1999

                                                                                                       2000                 1999
                                                                                                  ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................................      $  21,874,492       $  22,101,607
  Net realized gain (loss) from investments and foreign currency transactions ..............         (5,573,528)            154,470
  Net unrealized depreciation on investments and translation of assets and  liabilities
 denominated in foreign currencies .........................................................        (11,929,553)         (9,587,574)
                                                                                                  ----------------------------------
      Net increase in net assets resulting from operations .................................          4,371,411          12,668,503
 Distributions to shareholders from:
  Net investment income ....................................................................        (21,625,478)        (22,657,771)
  Net realized gains .......................................................................         (1,541,218)                 --
                                                                                                  ----------------------------------
 Total distributions to shareholders .......................................................        (23,166,696)        (22,657,771)
 Capital share transactions (Note 2) .......................................................                 --           1,107,711
                                                                                                  ----------------------------------
      Net decrease in net assets ...........................................................        (18,795,285)         (8,881,557)

Net assets:
 Beginning of year .........................................................................        239,537,028         248,418,585
                                                                                                  ----------------------------------
 End of year ...............................................................................      $ 220,741,743       $ 239,537,028
                                                                                                  ==================================
Undistributed net investment income included in net assets:
 End of year ...............................................................................      $   5,017,339       $   2,766,868
                                                                                                  ==================================

                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Financial Statements (continued)

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED AUGUST 31, 2000

Cash flow from operating activities:
 Dividends and interest received ....................................................................               $    23,502,098
 Operating expenses paid ............................................................................                    (2,417,408)
 Interest expense paid ..............................................................................                    (4,455,000)
                                                                                                                    ---------------
      Cash provided - operations ....................................................................                    16,629,690
                                                                                                                    ===============
Cash flow from investing activities:

 Investment purchases ...............................................................................                (1,495,119,787)
 Investment sales and maturities ....................................................................                 1,501,656,793
                                                                                                                    ---------------
      Cash provided - investments ...................................................................                     6,537,006
                                                                                                                    ===============
Cash flow from financing activities:

 Distributions to shareholders ......................................................................                   (23,166,696)
                                                                                                                    ---------------
      Cash used - financing .........................................................................                   (23,166,696)
                                                                                                                    ===============
Net change in cash ..................................................................................                            --
Cash at beginning of year ...........................................................................                            --
                                                                                                                    ---------------
Cash at end of year .................................................................................               $            --
                                                                                                                    ===============

RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2000

Net investment income ...............................................................................               $    21,874,492
 Amortization income ................................................................................                    (5,582,118)
 Amortization of note issuance costs ................................................................                        39,913
 Decrease in dividends and interest receivable ......................................................                       262,062
 Increase in other liabilities ......................................................................                        35,341
                                                                                                                    ---------------
Cash provided - operations ..........................................................................               $    16,629,690
                                                                                                                    ===============

                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Universal Trust (the Fund) is registered under the Investment Company Act of 1940 as a diversified, closed-end investment company. The Fund has two classes of securities: senior fixed-rate notes and shares of beneficial interest (the Shares). The Fund seeks high current income consistent with preservation of capital. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST

At August 31, 2000, there were an unlimited number of shares authorized ($0.01 par value). During the year ended August 31, 2000, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market. During the year ended August 31 ,1999, 118,028 shares were issued for $1,107,711 from the reinvested distributions.

3. SENIOR FIXED-RATE NOTES

On August 24, 1998, the Fund issued $75 million principal amount of a new class of five-year senior notes (the Notes). The Notes are general unsecured obligations of the Fund and rank senior to Trust shares and all existing or future unsecured indebtedness of the Fund.

The Notes bear interest, payable semi-annually, at the rate of 5.94% per year, to maturity on August 31, 2003. The Notes were issued in a private placement, and are not available for resale; therefore, no market value can be obtained for the Notes. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established by Standard & Poor's Corporation, and is required to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the year ended August 31, 2000.

The issuance costs of $200,000 incurred by the Fund are deferred and amortized on a straight line basis over the term of the Notes.

4. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to Advisers of .75% per year of the average weekly net assets of the Fund excluding the principal amount of the Notes.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

5. INCOME TAXES

At August 31, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $312,500,760 was as follows:

Unrealized appreciation .............................              $ 27,432,628
Unrealized depreciation .............................               (50,402,465)
                                                                     ----------
Net unrealized depreciation .........................              $(22,969,837)
                                                                     ==========

At August 31, 2000, the fund has tax basis capital losses of $5,088,195 which may be carried over to offset future capital gains. Such losses expire in 2008.

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements (continued)



5. INCOME TAXES (CONT.)

At August 31, 2000, the Fund has deferred capital losses and deferred currency losses occurring subsequent to October 31, 1999 of $4,187,186 and $3,487 respectively. For income tax purposes, such losses will be reflected in the year ending August 31, 2001.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and foreign currency transactions.

Net realized capital losses differ for financial statement and tax purposes primarily due to differing treatment of wash sale and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2000 aggregated $84,986,699 and $90,587,417, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 61.40% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At August 31, 2000, the Fund held defaulted securities with a value aggregating $706,500 representing
 .32% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

8. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At August 31, 2000, the fund held one restricted security representing .50% of the Fund's net assets.

PRINCIPAL                                                                           ACQUISITION
 AMOUNT             ISSUER                                                              DATE              COST              VALUE
------------------------------------------------------------------------------------------------------------------------------------
 1,352,546         Atherton Franchise Capital, LP, 11.00%, 5/01/06 .............       4/28/94         $1,352,546         $1,095,563

FRANKLIN UNIVERSAL TRUST

Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN UNIVERSAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Franklin Universal Trust (the "Fund") at August 31, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
October 4, 2000


FRANKLIN UNIVERSAL TRUST

Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 15.24% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2000.